Exhibit 4.1

NUMBER

1955

SHARES

BankFirst
NATIONAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 06211J 10 0

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE, OF

BANK FIRST NATIONAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

GENERAL COUNSEL/CORPORATE SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY

BY

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD'S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:TEN COM- as tenants in common UTMA - ___________Custodian(cust) (Minor)TEN ENT - as tenants by entireties under Uniform Transfers to MinorsJT TEN - as joint tenants with right of survivorship Act and not as tenants in common (State)Additional abbreviations may also be used though not in above list.for value received hereby sell, assign, and transfer untoPLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) sharesof the capital stock represented by the within Certificate,and do hereby irrevocably constitute and appoint Attorneyto transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.SIGNATURE GUARANTEEDALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"). THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.